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                                                                 EXHIBIT 10.10




April 2, 1997                                           AMENDED APRIL 16, 1997
                                                        ----------------------


Mr. Timothy Bernlohr
2652 Beechwood Road
Lancaster, PA  17601

Dear Tim:

This will confirm the offer of employment for the position of Vice President of Saless and Marketing. The offer is effective April 1, 1997.

Following is a synopsis of the details we discussed:

BASE SALARY:            $12,500/month (Subject to review 4/1/98)

STOCK BUYOUT:           A payment of $38,500 payable first month of employment.
                        A second payment of $38,500 payable January 1, 1998.

INCENTIVE BONUS:        Eligibility under the RBX annual incentive plan for
                        1997. For 1997 a minimum bounus payment of $30,000 payable by 3-15-98.

RETIREMENT:             Eligibility under the RBX Pension Plan and 401 (K)
                        Savings Plan.

VACATION:               Three (3) weeks vacation in 1997; four (4) weeks each
                        year thereafter.

HEALTH/LIFE/LTD :       Per RBX Plans - Company will reimburse for COBRA
                        premiums for a period mutually agreeable.
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Page 2
Tim Bernlohr
April 2, 1997


RELOCATION:             See Attached.
                        Relocation expenses will be grossed up for tax purposes.

INCENTIVE STOCK         Eligibility under the RBX plan in accordance with
OPTION PLAN:            Board approval.

SEVERANCE:              If your employment is terminated by the Company for
                        any reason other than cause during the first three (3) years of your employment, you will receive 6 (six) months severance pay.

If you have any questions, please let me know. I am excited about you joining our management team and know that you can make a major contribution.

Sincerely,



Frank H. Roland

FHR/lks
Enc.


                                                      ------------------------
                                                               Accepted